SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                 March 31, 2003
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                                   ITXC Corp.
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)

          000-26739                               22-35-31960
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     (Commission File Number)            (IRS Employer Identification No.)

                  750 College Road, Princeton, New Jersey 08540
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               (Address of principal executive offices) (Zip Code)

                                 (609) 750-3333
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                         (Registrant's Telephone Number)


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Item 5.     Other Events and Regulation FD Disclosure

The Company disseminated the attached press release on March 31, 2003.

Item 7.     Financial Statements and Exhibits.

Exhibit 99.1 - Press release, dated March 31, 2003.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ITXC CORP.

Date:  March 31, 2003                 By:    /s/ Theodore M. Weitz
                                             --------------------------------
                                             Name:  Theodore M. Weitz
                                             Title:  Vice President, General
                                                     Counsel and Secretary


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EXHIBIT INDEX

Exhibit 99.1            Press Release dated March 31, 2003


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